SUMMARY PROSPECTUS | October 31, 2025

WBI BullBear Quality 3000 ETF
WBIL
This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated October 31, 2025, and statement of additional information are incorporated by reference to this Summary Prospectus. All information may be obtained online, at no cost, either: at www.wbietfs.com/documents, by calling (855) WBI-ETFS or (855) 924-3837, or by sending an email request to info@wbietfs.com.

WBIL LISTED ON NYSE ARCA | CUSIP 00400R809

Investment Objective
The WBI BullBear Quality 3000 ETF’s (the “Fund”) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below. Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.73%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.59%
Less: Fee Waiver and/or Expense Reimbursement	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.55%
(1)    Acquired Funds Fees & Expenses (“AFFE”) represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds. The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.
(2)    The Fund’s investment sub-advisor has agreed to limit the Fund’s Total Annual Fund Operating Expenses to no more than 1.70% of the average daily net assets for the Fund until at least October 31, 2026.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$498	$862	$1,886

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 760% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of small-capitalization, mid-capitalization, and large-capitalization domestic and foreign companies that WBI Investments, LLC, the sub-advisor (“Sub-Advisor”) to the

Fund, and an affiliate of Millington Securities, LLC, the advisor (“Advisor”), believes display attractive prospects for growth in a company’s intrinsic value, and in other tactical investment opportunities.

These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is primarily driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

Large-capitalization companies are those that have higher market capitalization than small- and mid-capitalization companies in their primary market when ranked in order of market capital. For publicly traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Conversely, small-capitalization and mid-capitalization companies are those that have lower market capitalization than large-capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. Each of large-, small- and mid-capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying calls or puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization, mid-capitalization, and large-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental information to evaluate securities in an attempt to find companies and investment opportunities with attractive financial stability characteristics. Dividend or interest payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis may be used to confirm timeliness of security purchases.

The Sub-Advisor also attempts to identify the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s exposure may also be invested to pursue perceived tactical opportunities in varying segments of the equity or debt markets. The Sub-Advisor then purchases qualifying securities using available cash. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV. This sell discipline, together with the buy discipline, constitutes the Fund’s strategy to achieve its investment objective. If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held. If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested, or by raising cash to protect capital. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF. The Sub-Advisor actively manages the Fund’s portfolio. As a result, the portfolio turnover rate for the Fund will be high. The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 500% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment. You should understand these risks before investing:

Cash Position Risk - If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Management Risk - An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Quantitative Model Risk - While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Portfolio Turnover Risk - A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Model Risk - The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small- and Medium-Sized Companies Risk - Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Growth Risk - Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk - Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Foreign and Emerging Market Securities Risk - Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid, as well as being subject to increased economic, political, regulatory or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Debt Securities Risk - The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter durations for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high- yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk - The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Fundamental Business Risk - Companies with apparently attractive financial conditions and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk - The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value - The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk - Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer.

Equity Options Risk - Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Dividend Risk - To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

REIT Risk - Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to complex tax qualification and compliance rules. In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

ETF and Other Investment Companies Risk - When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk - The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk - Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and other adverse energy market conditions.

Active ETF Risk - There is no obligation by any market maker to make a market in the Fund’s shares or by any Authorized Participant (“AP”) to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Authorized Participant Concentration Risk - The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk - Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, sanctions, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Trading Price Risk - Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, 10-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbietfs.com, the Fund’s “Website,” or by calling the Fund toll-free at (855) WBI-ETFS or (855) 924-3837.

Calendar Year Total Returns
For the year-to-date period ended September 30, 2025, the Fund’s total return was -1.76%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 11.98% for the quarter ended March 31, 2024, and the lowest quarterly return was -12.60% for the quarter ended December 31, 2018.

Average Annual Total Returns For the Period Ended December 31, 2024
WBI BullBear Quality 3000 ETF	1 Year	5 Year	10 Year	Since Inception (8/25/2014)
Return Before Taxes	13.51%	5.88%	4.50%	4.02%
Return After Taxes on Distributions	13.49%	5.68%	4.32%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	8.01%	4.55%	3.54%	3.15%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	13.04%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Advisor. Millington Securities, LLC is the Fund’s investment advisor and has selected its affiliate WBI Investments, LLC to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•Matthew Schreiber, co-portfolio manager. Mr. Schreiber joined the Sub-Advisor in 2005 and is its Co-Chief Executive Office and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2024

•Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder and Co-Chief Executive Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 10,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind,” for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI
One River Centre
331 Newman Springs Road
Suite 143
Red Bank, NJ 07701
P: (855) WBI-ETFS or (855) 924-3837
Visit WBI’s website for a full menu of WBI’s products and services: www.wbiinvestments.com